SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             May 27, 2004
                                                  ------------------------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
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               (Exact name of Registrant as Specified in Charter)

 Delaware                               0-28815                   06-1241321
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State or other Jurisdiction     (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)


13 North Street, Litchfield, Connecticut                                 06759
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(Address of Principal Executive Offices)                              (Zip Code)


Registrants telephone number, including area code:     (860) 567-8752
                                                    ----------------------------


            N/A
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(Former Name or Former Address, if Changed Since Last Report)

Form 8-K, Current Report
First Litchfield Financial Corporation

Item 5. Other Events.
        ------------

        Cash Dividend.
        --------------

     The Board of Directors of First Litchfield Financial Corporation declared a $0.12 per share quarterly cash dividend at their May 27, 2004 Board Meeting.

     The quarterly cash dividend will be paid on July 26, 2004 to stockholders of record as of June 21, 2004.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated: May 27, 2004                   FIRST LITCHFIELD FINANCIAL CORPORATION



                                       By   /s/ Joseph J. Greco
                                         ---------------------------------------
                                           Joseph J. Greco
                                           President and Chief Executive Officer